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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 26, 1997
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)

                       LAS VEGAS DISCOUNT GOLF & TENNIS, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter

        Colorado                   0-17436                84-1034868
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

                  5325 South Valley View Boulevard, Suite 10
                           Las Vegas, Nevada  89118
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code

                                (702) 798-7777
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On February 26, 1997, Las Vegas Discount Golf & Tennis, Inc. (the "Company") and its majority-owned subsidiary Saint Andrews Golf Corporation ("Saint Andrews") sold certain of its assets, and transferred certain liabilities to an unrelated entity ("Buyer") in a transaction pursuant to the Agreement for the Purchase and Sale of Assets (see Exhibit 10). In particular, the Company sold all of its interest in three company-owned "Las Vegas Discount Golf & Tennis" retail stores located in the Los Angeles, California metropolitan area including inventory, fixtures and other property, and certain inventory and assets at the Company's headquarters relating to its business of selling golf and tennis equipment on a wholesale basis to franchisees of Saint Andrews. Saint Andrews sold all of its interest in its business of franchising "Las Vegas Discount Golf & Tennis" retail stores, including its rights under agreements with franchisees, the right to franchise such stores, and the rights to related trade names and marks. The Buyer also assumed certain trade payables of the two companies.

     In connection with the sale of the above-described assets, the Company and Saint Andrews agreed not to compete with the Buyer in the golf equipment business except that Saint Andrews is permitted to sell golf equipment at SportPark and driving range facilities which it may operate. In addition, the Buyer granted to Boreta Enterprises, Ltd., a limited partnership owned by Vaso Boreta, the Company's President, Ron Boreta, the President of Saint Andrews, and John Boreta, a principal shareholder of the Company, the right to operate "Las Vegas Discount Golf & Tennis" stores in southern Nevada, except for Summerlin, Nevada.

     The total purchase price for the transaction was $5,354,287.25 of which $4,600,000 was paid in cash, $203,701.62 was paid with a short-term promisory note, $200,000 was placed in escrow pending the accounting of inventory and trade payables, $200,000 was placed in escrow for two years to cover potential indemnification obligations, $60,475 was withheld for sales taxes, and $29,635.63 was withheld for accrued vacation liabilities. Of the total purchase price, $2,603,787.25 was allocated to the Company and $2,750,500 was allocated to Saint Andrews.

     As a result of the sale of assets, the Company's business now consists of the operation of a Las Vegas Discount Golf & Tennis retail store at 2200 Rainbow Boulevard South in Las Vegas, Nevada, and its ownership of a majority of Saint Andrews. Saint Andrews' business now consists of developing its All American SportPark program and building its first SportPark in Las Vegas, Nevada.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION. The following pro forma financial statements are filed herewith:

           Introduction to Pro Forma Condensed Financial Statements       F-1

           Pro Forma Condensed Consolidated Balance Sheet as of
           September 30, 1996                                             F-2

           Pro Forma Condensed Consolidated Statement of Operation
           for the Nine Month Period Ended September 30, 1996             F-3

           Pro Forma Condensed Consolidated Statement of Operation
           for the Twelve Month Period Ended December 31, 1995            F-3

           Notes to Pro Forma Condensed Consolidated Financial
           Statements                                                     F-4

      (c)  EXHIBITS.  The following exhibits are filed herewith:

EXHIBIT
NUMBER     DESCRIPTION

  10       Agreement for the Purchase and Sale of Assets

  10.1 Amendment dated February 26, 1997, to the Agreement for the Purchase and Sale of Assets
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              LAS VEGAS DISCOUNT GOLF & TENNIS, INC.
      PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

The accompanying pro forma condensed financial statements present pro forma financial information for Las Vegas Discount Golf & Tennis, Inc. ("LVDGT") on a consolidated basis giving effect to the February 26, 1997 sale of certain of its assets and business segments, and the transfer of certain liabilities to an unrelated buyer who has incorporated under the name Las Vegas Golf & Tennis, Inc. in a transaction pursuant to the "Agreement for the Purchase and Sale of Assets" previously described.

The accompanying pro forma condensed consolidated balance sheet as of September 30, 1996 is presented on the assumption that the transaction occurred as of that date.

The accompanying pro forma condensed consolidated statements of operations cover the year ended December 31, 1995 and the nine month period ended September 30, 1996 for LVDGT. Both statements of operations have been presented on the assumption that the disposition occurred at the beginning of the earliest period presented.

The pro forma condensed consolidated financial statements are not necessarily indicative of the results that will be achieved for future periods as a result of the disposition of these assets and business segments by LVDGT as previously described. These pro forma financial statements and the related notes thereto should be read in conjunction with the historical financial statements of LVDGT.
                             F-1
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              LAS VEGAS DISCOUNT GOLF & TENNIS, INC.

          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                     AS OF SEPTEMBER 30, 1996
                          (IN THOUSANDS)
                                                                  Pro Forma
                                   September 30,  Pro Forma      September 30,
                                       1996      Adjustments Ref     1996
                                   ------------  ----------- --- -----------
Cash and cash equivalents             $  3,754     $  4,600   1    $  8,354
Restricted cash in escrow and note
  from sale of assets and segments           -          754   1         754
Accounts receivable from franchises,
  net                                      485         (283)  1         202
Lease termination receivable             3,123            -           3,123
Inventories                              3,018       (2,450)  1         568
Other current assets                        73            -              73

      Total current assets              10,453        2,621          13,074

Property and equipment, net              1,995         (815)  1       1,180
Other assets                                45            -              45

      Total assets                    $ 12,493     $  1,806        $ 14,299

Bank line of credit                   $    468     $      -        $    468
Current portion of long-term debt           14            -              14
Accounts payable and accrued expenses    3,095       (1,463)  1       1,632
Current taxes payable                        -        1,176   1       1,176
Deferred franchise fee                     182          (91)  1          91

      Total current liabilities          3,759         (378)          3,381

Long-term debt                              30            -              30
Note payable to shareholder                651            -             651
Deferred income tax liability              743            -             743
Deferred income                             98            -              98
Minority Interest                        3,418            -           3,418

      Total liabilities                  8,699       (1,554)          8,321

Stockholders' equity                     3,794        2,184   1       5,978

      Total liabilities and equity    $ 12,493     $  1,806        $ 14,299

The accompanying notes are an integral part of this pro forma condensed consolidated balance sheet.
                               F-2
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              LAS VEGAS DISCOUNT GOLF & TENNIS, INC.
     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATION
        FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1996
                          (IN THOUSANDS)
                                                                  Pro Forma
                                   September 30,  Pro Forma      September 30,
                                       1996      Adjustments Ref     1996
                                   ------------  ----------- --- ------------
Net merchandise sales                $  7,741     $ (5,591)   2  $  2,150
Franchise fees                            160         (160)   2         -
Royalties                                 903         (903)   2         -
Other                                     190         (160)   2        30
    Total revenues                      8,994       (6,814)         2,180

Cost of sales                           5,853       (4,484)   2     1,369
Selling, general and administrative     3,456       (1,728)   2     1,728
SportsPark development costs              207            -            207
      Total expenses                    9,516       (6,212)         3,304

Income (loss) before provision for
  income taxes                           (522)         602         (1,124)
Provision (benefit) for income taxes        -            -              -
Loss before minority interest            (522)         602         (1,124)
Minority interest                         187          104    2       291
Net loss                             $   (335)    $    498       $   (833)

Loss per share                         ($0.06)                     ($0.16)
Weighted average shares             5,319,000                   5,319,000

     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATION
       FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 1995
                          (IN THOUSANDS)
                                                                  Pro Forma
                                   September 30,  Pro Forma      September 30,
                                       1996      Adjustments Ref     1996
                                   ------------  ----------- --- -----------
Net merchandise sales                $ 11,510     $ (8,984)    2  $  2,526
Franchise fees                            245         (245)    2         -
Royalties                               1,209       (1,209)    2         -
Other                                     259         (167)    2        92
    Total revenues                     13,223      (10,605)          2,618

Cost of sales                           9,201       (7,472)    2     1,729
Selling, general and administrative     4,144       (2,072)    2     2,072
SportsPark development costs              108            -             108
    Total expenses                     13,453       (9,544)          3,909

Income (loss) before provision for
  income taxes                           (230)       1,061          (1,291)
Provision (benefit) for income taxes        -            -               -
Loss before minority interest            (230)       1,061          (1,291)
Minority interest                          67          232     2       299
Net loss                              $  (163)   $     829        $   (992)

Loss per share                         ($0.03)                      ($0.19)
Weighted average shares             5,319,000                    5,319,000

The accompanying notes are an integral part of these pro forma condensed consolidated statements of operations.
                               F-3
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              LAS VEGAS DISCOUNT GOLF & TENNIS, INC.
  NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                        SEPTEMBER 30, 1996

1. This adjustment reflects the proceeds received by LVDGT resulting from the sale of certain assets and business segments as well as the assignment of certain liabilities to the Buyer. The total proceeds received, including the assignment of liabilities, was $ 6,908,000 while the assets disposed of totaled $ 3,548,000 resulting in an estimated gain of $ 2,184,000, net of applicable income taxes of $1,176,000.

2. This adjustment reflects the elimination of the revenues and costs associated with the disposition of assets related to the Company's three retail stores in California and the franchise and wholesale segments of the business. The entry also records management's estimate of the reduction in specific costs related to the three retail stores and franchise and wholesale business segments included in selling, general and administrative costs. The estimated gain to be recognized on the disposition transaction has been excluded from the pro forma condensed consolidated statements of operations.
                               F-4
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  LAS VEGAS DISCOUNT GOLF & TENNIS, INC.

Dated: March 13, 1997             By:/s/ Voss Boreta
                                     Voss Boreta, President